UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2021 (May 18, 2021)

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2021, the Board of Directors of CytoDyn Inc. (the “Company”) appointed Antonio Migliarese, the Company’s current Vice President, Corporate Controller, as Chief Financial Officer and Treasurer of the Company. Mr. Migliarese succeeds Michael D. Mulholland who will be assuming the role of Senior Vice President of Finance and will continue to support the Company in an advisory role.

Mr. Migliarese is currently employed by the Company on an at-will basis at an annual base salary of $225,000. The Compensation Committee will be meeting to finalize an employment agreement with Mr. Migliarese and formalize his compensation to be consistent with the compensation structure of other executive officers of the Company.

Mr. Migliarese, 37, has had various positions with increasing responsibilities since joining the Company on January 16, 2020. Prior to joining the Company, Mr. Migliarese was the Controller for Domaine Serene Vineyards and Winery, Inc. from 2018 to 2020, Corporate Controller for Lightspeed Technologies, Inc. from 2015 to 2018, and CFO of Hollister & Blacksmith, Inc. from 2014 to 2016. Mr. Migliarese is a Certified Public Accountant and began his career in the assurance group of PricewaterhouseCoopers (PwC).

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Migliarese and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There are no arrangements or understandings between Mr. Migliarese and any other persons pursuant to which he was selected as Chief Financial Officer and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On May 20, 2021, the Company issued a press release announcing the promotion of Antonio Migliarese to Chief Financial Officer of CytoDyn. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 20, 2021

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTODYN INC.

Dated: May 20, 2021	By:	/s/ Arian Colachis
Arian Colachis
Senior Vice President, General Counsel and Corporate Secretary